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                                                                   EXHIBIT 10.37

                         PLEDGE AND SECURITY AGREEMENT
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     This Pledge and Security Agreement (this "AGREEMENT"), dated as of May 23,
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1997, is made by _________________ ("PLEDGOR"), in favor of COLUMBUS MANAGEMENT
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SERVICES, INC., a Texas corporation, its successors and assigns ("SECURED
                                                                  -------
PARTY").
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                                    RECITALS

     A. Pursuant to the Columbus Realty Trust Long-Term Management Incentive Plan, Pledgor was awarded the right to acquire up to 15,384 common shares of beneficial interest, par value $.01 per share, of Columbus Realty Trust (the

"COMMON SHARES"), a portion of the purchase price of which would be loaned by
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Secured Party.

     B. Pledgor is purchasing 15,384 Common Shares, a portion of the purchase price of which is being funded with the proceeds of a loan from Secured Party which loan is evidenced by the $150,000.00 promissory note executed by Pledgor payable to the order of Secured Party (the "NOTE").
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     C.  The Note, this Agreement, and all other documents executed of even date herewith or hereafter existing which evidence or secure the Note as the same may be amended from time to time are hereinafter collectively called the "LOAN
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DOCUMENTS."
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                                   AGREEMENTS

     NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor agrees as follows:

     1.  PLEDGE.  Pledgor hereby pledges to Secured Party and grants to Secured
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Party a security interest in 15,384 Common Shares issued in the name of Pledgor and purchased with the proceeds of the loan from Secured Party to Pledgor (the

"PLEDGED SHARES"), and all dividends, cash, instruments, securities and other
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property from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the Pledged Shares (collectively, the

"COLLATERAL").
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     2.  SECURITY FOR OBLIGATIONS.  This Agreement secures the payment of all
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amounts evidenced by the Note and all other obligations of Pledgor to Secured
Party now existing or hereafter arising under the Loan Documents (collectively, the "OBLIGATIONS").
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     3.  DELIVERY OF PLEDGED SHARES.  All certificates or instruments
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representing or evidencing the Pledged Shares shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery, or
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shall be accompanied by duly executed instruments of transfer or assignment in blank. Secured Party shall have the right to register in the name of Secured Party or any of Secured Party's nominees any or all of the Pledged Shares. Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Shares for certificates or instruments of smaller or larger denominations.

     4.  REPRESENTATIONS AND WARRANTIES.  Pledgor represents and warrants that
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he is the legal and beneficial owner of the Collateral free and clear of any lien, security interest, restriction on transfer, voting rights, restriction, option or other charge or encumbrance, and that Pledgor has full right and power to transfer the Collateral to the Secured Party, free and clear of any interests described herein.

     5.  FURTHER ASSURANCES.  Pledgor agrees that at any time and from time to
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time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, as may be reasonably requested by Secured Party in order to perfect and protect any security interest granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral.

     6.  VOTING RIGHTS; DIVIDENDS; ETC.
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     (a) So long as no "event of default" has occurred under the Note
(hereinafter referred to as an "EVENT OF DEFAULT"), Pledgor shall be entitled to
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exercise any and all voting and other consensual rights pertaining to the
Pledged Shares or any part thereof for any purpose not inconsistent with the terms of this Agreement, and Secured Party shall execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise such voting and other rights.

     (b) Upon the occurrence of any Event of Default, all the rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights.

     (c) So long as no Event of Default has occurred, any and all dividends, distributions and interest paid in respect of the Pledged Shares shall be paid to Pledgor. If an Event of Default exists, any and all such dividends, distributions, and interest shall be forthwith delivered to Secured Party to be held by Secured Party as additional Collateral, and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as additional Collateral in the same form as so received (with any necessary endorsement).

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     7.  TRANSFERS AND OTHER LIENS.  Without the prior written consent of
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Secured Party, Pledgor agrees that it will not (a) sell or otherwise dispose of, or grant any option with respect to, any of the Collateral or (b) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Collateral, except for the security interest created or extended by this Agreement.

     8.  REASONABLE CARE.  Secured Party shall be deemed to have exercised
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reasonable care in the custody and the preservation of the Collateral in Secured
Party's possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords Secured Party's own property, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to costs, conversions, changes, maturities, tenders or other matters relative to any Collateral, whether or not Secured
Party has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Collateral.

     9.  REMEDIES UPON DEFAULT.  If an Event of Default exists:
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     (a) Secured Party may elect to declare all or any part of the Obligations secured hereby immediately due and payable in full, without notice, demand, presentment, notice of intent to accelerate, notice of acceleration or any other notice, all of which Pledgor hereby expressly waives (except such notice as may be required by law and cannot be waived).

     (b) Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to Secured Party, all the rights and remedies of a secured party in default under all applicable laws in effect in the State of Texas at that time and Secured Party may also, without notice except as specified below, sell the Collateral or any part thereof in one or more parcels in a public or private sale, at any exchange, broker's board, for cash, on credit or for future delivery and upon such other terms as Secured Party may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (c) Any cash held by Secured Party as Collateral and all cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization of all or any part of Collateral, may, in the discretion of Secured Party, be held by Secured Party as collateral for, and/or then or at any time thereafter applied in whole or in part by Secured Party against all or any part of the Obligations. Any surplus of such

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cash or cash proceeds held by Secured Party and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     10.  EXPENSES.  Pledgor shall upon demand pay to Secured Party any and all
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reasonable expenses (including reasonable attorneys' fees and legal expenses)
incurred by Secured Party in connection with protecting Secured Party against the claims or interests of any third person with respect to the Collateral, and in exercising any right or remedy conferred by this Agreement or by law.

     11.  AMENDMENTS.  No amendment or waiver of any provision of this Agreement
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shall in any event be effective unless the same shall be in writing and signed by both Pledgor and Secured Party.

     12.  RETURN OF THE COLLATERAL.  Upon the full payment and performance of
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the Obligations, this Agreement and the pledge effected hereby shall be null and void and the Collateral shall promptly be returned to Pledgor by Secured Party.

     13.  CONTINUING SECURITY AGREEMENT.  This Agreement shall create a
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continuing security interest in the Collateral and shall (a) remain in full force and effect until payment in full of the Obligations and (b) be binding upon Pledgor, his heirs, successors and assigns.

     14.  NOTICES.  Any notice provided or permitted to be given under this
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Agreement must be in writing and may be served by:  (a) depositing same in the
United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested; (b) by delivering the same in person to such party; (c) by prepaid telegram or telex; or (d) by telecopier. Notice given in accordance with option (a) above shall be effective only upon receipt at the address of the addressee. For purposes of notice, the addresses and telecopy numbers of Pledgor are as set forth opposite Pledgor's signature below and the addresses and telecopy numbers of Secured Party are as follows:

If to Secured Party, to:    Columbus Management Services, Inc.
                            15851 Dallas Parkway, Suite 855
                            Dallas, TX  75248
                            Attention:  Robert L. Shaw
                            Telecopy No.:  (972) 770-5109

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With copies to:             Winstead Sechrest & Minick P.C.
                            5400 Renaissance Tower
                            1201 Elm Street
                            Dallas, TX  75270
                            Attention:  Michelle P. Goolsby
                            Telecopy No.:  (214) 745-5390

If to Pledgor, to:          _______________________
                            _______________________
                            _______________________
                            _______________________
                            _______________________


     15.  GOVERNING LAW; TERMS.  This Agreement shall be governed by, and
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construed in accordance with, the laws of Texas.

     Executed and delivered as of the date first above written.



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                                        Name:
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